Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the period ended December 27, 2025 (the “Report”), I, Kenneth A. Jacobson, Chief Financial Officer of Avnet, Inc. (the “Company”) hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 30, 2026

/s/ KENNETH A. JACOBSON
Kenneth A. Jacobson
Chief Financial Officer